                                                                        EX. 99.5

                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS


                          $[708,717,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-1






               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SPONSOR


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR


                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR



                            LITTON LOAN SERVICING LP
                                    SERVICER






                                JANUARY 10, 2006

                                [GRAPHIC OMITTED]

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

1. COMBINED LOAN-TO-VALUE RATIOS


                                       AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                                       PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE
                         NUMBER OF      BALANCE       MORTGAGE    AVERAGE      CREDIT      BALANCE      COMBINED
COMBINED LOAN-TO-VALUE    MORTGAGE    OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV
RATIOS                     LOANS
-------------------------------------------------------------------------------------------------------------------
50.00% or less                    67      $9,703,157       1.34%       6.87%         609      $144,823      40.79%
50.01% to 55.00%                  22       3,972,899        0.55       6.835         647       180,586       52.47
55.01% to 60.00%                  36       7,936,267        1.09       6.791         626       220,452       57.89
60.01% to 65.00%                  61      14,724,684        2.03       6.545         626       241,388       63.22
65.01% to 70.00%                  90      21,605,646        2.98       6.953         624       240,063       68.69
70.01% to 75.00%                  73      19,150,781        2.64        6.54         640       262,339       73.59
75.01% to 80.00%                 149      41,947,094        5.78       6.709         650       281,524        79.4
80.01% to 85.00%                  83      21,278,680        2.93       6.906         645       256,370       84.45
85.01% to 90.00%                 179      41,516,353        5.72       7.036         660       231,935       89.58
90.01% to 95.00%                 149      35,491,821        4.89       6.731         659       238,200        94.6
95.01% to 100.00%              2,265     507,293,191       69.93       6.521         677       223,971       99.96
100.01% or greater                 4         786,376        0.11       6.177         687       196,594      101.91
-------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,178    $725,406,950     100.00%       6.61%         668      $228,259      93.58%
===================================================================================================================


                              PERCENT
                               FULL         PERCENT
COMBINED LOAN-TO-VALUE     DOCUMENTATION       IO
RATIOS
------------------------------------------------------
50.00% or less                      87.50%      39.34%
50.01% to 55.00%                     92.58       26.45
55.01% to 60.00%                     84.41       50.09
60.01% to 65.00%                     94.09        48.3
65.01% to 70.00%                     86.48       48.42
70.01% to 75.00%                     90.19       54.21
75.01% to 80.00%                        85       63.34
80.01% to 85.00%                     93.95       65.67
85.01% to 90.00%                     86.21       64.13
90.01% to 95.00%                     91.05       74.24
95.01% to 100.00%                    77.87       80.04
100.01% or greater                     100       68.03
------------------------------------------------------
TOTAL:                              81.09%      74.01%
======================================================

2. DTI


                                       AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                         NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE
                         MORTGAGE       BALANCE       MORTGAGE    AVERAGE      CREDIT      BALANCE      COMBINED
DTI                        LOANS      OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV
--------------------------------------------------------------------------------------------------------------------
0.00% or less                      1        $287,592       0.04%       7.75%         688      $287,592      90.00%
0.01% to 20.00%                   94      23,184,079         3.2       6.687         664       246,639       87.68
20.01% to 25.00%                  98      21,040,449         2.9       6.715         658       214,698       88.63
25.01% to 30.00%                 146      26,713,154        3.68       6.701         655       182,967       89.19
30.01% to 35.00%                 226      44,931,435        6.19       6.817         655       198,812       89.85
35.01% to 40.00%                 354      72,805,811       10.04       6.635         665       205,666       91.74
40.01% to 45.00%                 595     128,350,248       17.69       6.667         665       215,715       94.03
45.01% to 50.00%                 858     215,274,811       29.68       6.618         677       250,903       95.11
50.01% to 55.00%                 700     168,491,160       23.23       6.448         668       240,702       95.06
55.01% to 60.00%                 106      24,328,213        3.35       6.487         657       229,511       94.46
--------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,178    $725,406,950     100.00%       6.61%         668      $228,259      93.58%
====================================================================================================================



                         PERCENT
                          FULL         PERCENT
DTI                   DOCUMENTATION       IO
-------------------------------------------------
0.00% or less                   0.00%       0.00%
0.01% to 20.00%                  94.6        65.7
20.01% to 25.00%                88.07        64.8
25.01% to 30.00%                81.95       57.81
30.01% to 35.00%                87.22       54.92
35.01% to 40.00%                86.74       64.39
40.01% to 45.00%                77.32       73.17
45.01% to 50.00%                68.24       78.68
50.01% to 55.00%                 91.1        82.7
55.01% to 60.00%                98.36       75.65
-------------------------------------------------
TOTAL:                         81.09%      74.01%
=================================================

3. PRODUCT TYPES


                                       Aggregate                              Weighted     Average      Weighted
                         Number of     Principal     Percent of   Weighted    Average     Principal     Average
                         Mortgage       Balance       Mortgage    Average      Credit      Balance      Combined
Product Types             Loans       Outstanding       Pool       Coupon      Score     Outstanding      LTV
--------------------------------------------------------------------------------------------------------------------
A2/6 0                           447     $79,192,440      10.92%       6.95%         652      $177,164      91.19%
A2/6 6                             1         438,000        0.06        7.25         687       438,000         100
A2/6 24                            1         270,450        0.04        6.74         739       270,450       99.98
A2/6 60                        1,546     438,235,317       60.41       6.402         674       283,464       96.19
A3/1/40 0                         22       5,212,853        0.72       7.192         664       236,948         100
A3/1/45 0                         61      12,736,033        1.76         7.1         656       208,787       97.02
A3/6 0                            94      13,875,688        1.91       6.905         656       147,614       92.81
A3/6 60                          226      51,878,249        7.15       6.318         673       229,550       94.55
A4/6 0                             6       1,623,003        0.22        6.02         713       270,500       95.19
A4/6 60                           25       5,092,501         0.7       6.393         674       203,700       94.17
A5/1/40 0                          3         879,556        0.12         6.5         700       293,185       83.67
A5/1/45 0                          1         158,958        0.02        6.99         651       158,958         100
A5/6 0                            35       7,544,426        1.04       6.147         677       215,555        86.1
A5/6 60                          101      24,684,852         3.4       6.408         680       244,404       89.85
A7/1/45 0                          3         734,151         0.1       7.989         689       244,717       79.37
B15/30 0                          63       3,005,320        0.41      10.132         657        47,703       99.04
B30/40 0                          10       2,159,216         0.3       7.279         653       215,922        87.2
B30/45 0                          16       2,923,040         0.4       7.656         643       182,690       87.03
F15 0                              9         958,274        0.13       7.003         626       106,475       57.68
F20 0                              3         245,964        0.03       7.047         635        81,988       63.46
F30 0                            433      57,249,499        7.89         7.5         644       132,216       81.47
F30 60                             2         299,000        0.04        7.42         640       149,500       76.52
F30 120                           70      16,010,160        2.21       6.946         647       228,717        83.5
--------------------------------------------------------------------------------------------------------------------
Total:                         3,178    $725,406,950     100.00%       6.61%         668      $228,259      93.58%
====================================================================================================================



                         Percent
                          Full         Percent
Product Types         Documentation       IO
-------------------------------------------------
A2/6 0                         73.52%       0.00%
A2/6 6                              0         100
A2/6 24                           100         100
A2/6 60                         79.43         100
A3/1/40 0                        44.9           0
A3/1/45 0                       89.08           0
A3/6 0                          78.51           0
A3/6 60                         86.67         100
A4/6 0                            100           0
A4/6 60                          75.9         100
A5/1/40 0                       72.27           0
A5/1/45 0                         100           0
A5/6 0                          86.33           0
A5/6 60                         88.73         100
A7/1/45 0                       58.05           0
B15/30 0                        80.75           0
B30/40 0                         84.9           0
B30/45 0                        95.05           0
F15 0                             100           0
F20 0                           85.41           0
F30 0                           92.63           0
F30 60                          57.53         100
F30 120                         97.46         100
-------------------------------------------------
Total:                         81.09%      74.01%
=================================================